UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2014

U.S. WELL SERVICES, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-184491	90-0794304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 South Post Oak Lane, Suite 405, Houston, Texas 77056
(Address of principal executive offices and Zip Code)

(832) 562-3730
(Registrant’s telephone number, including area code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01Entry into a Material Definitive Agreement

 On January 24, 2014, U.S. Well Services, LLC (the “Company”) entered into an Second Amendment to Contract to Provide Dedicated Fleet(s) for Fracturing Services (the “Antero Contract Second Amendment”), with Antero Resources Corporation (“Antero”), amending the Company’s Contract to Provide Dedicated Fleet(s) for Fracturing Services with Antero dated November 1, 2011 (the “Original Antero Contract”), as previously amended by the Amendment to the Original Antero Contract dated September 30, 2013 (the “Antero Contract First Amendment” and together with the Original Antero Contract and the Antero Contract Second Amendment, the “Antero Contract”).

The Antero Contract Second Amendment augments and amends the pricing terms applicable to up to three conventional fleets provided by the Company to perform fracturing services for Antero pursuant to the Antero Contract.  The pricing terms set forth in the Antero Contract Second Amendment are effective until April 12, 2017.

Item 9.01Financial Statements and Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

9
U.S. WELL SERVICES, LLC

Date::	January 29, 2014	By:	/s/ Brian Stewart
Brian Stewart
President and Chief Executive Officer